Exhibit 99.1 Piper Jaffray Financial Services Conference May 15, 2018 Robert Cozzone - Chief Financial Officer Mark Ruggiero - Controller and Principal Accounting Officer

Who We Are • Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $6.4B • Deposits: $6.8B • $AUA: $3.5B • Market Cap: $2.0B • NASDAQ: INDB (2)

Key Messages • Lengthy track record of consistent, solid performance • Healthy loan and core deposit originations • Growing fee revenue sources, esp. Investment Mgmt. • Expanding footprint in growth markets • Tangible book value steadily growing * • Steadily improving operating efficiency • Disciplined risk management culture • Proven integrator of acquired banks (3) • Deep, experienced management team * See appendix A for reconciliation

Expanding Company Footprint % of Market Share INDB Dep. Plymouth County Rank 2017 1 22.9% 39% Norfolk County Rank 2017 5 4.8% 19% Barnstable County (Cape Cod) Rank 2017 4 11.2% 13% Bristol County Rank 2017 6 7.8% 12% Middlesex County Rank 2017 19 1.1% 10% Suffolk County Rank 2017 18 0.3% 4% Dukes County (MV) Rank 2017 3 16.0% 2% Worcester County (4) Rank 2017 30 0.3% 1% Source: SNL Financial; Deposit/Market Share data as of June 30, 2017

Recent Accomplishments • Five consecutive years of record operating earnings** • Capitalizing on expansion moves in vibrant Greater Boston market • Reached $3.5B in Assets Under Administration • Growth initiatives – new commercial products, new revitalized branches, expanded digital offerings, senior talent adds, esp. Commercial Lending and Investment Management • Strong household growth rate (5) • #1 in customer satisfaction in MA retail banking (J.D. Power) **See appendix B for reconciliation

Strong Fundamentals Driving Performance • Robust customer activity +16% CAGR • Core deposits at 90% • Fee revenues rising • Low funding costs • Low credit loss rates • Operating ROA at 1.4% • Accretive acquisitions +13% CAGR • TBV steadily growing* (6) * See appendix A for reconciliation **See appendix B for reconciliation

Vibrant Commercial Lending Franchise Total Loans $6.4B Avg. Yield: 4.31% • Long-term CRE/C&I lender 1Q 2018 • Increased small business focus • Strong name recognition in local markets • Expanded market presence • New loans generated: $1B+ in '17 • Added senior leaders from competitors • Growing in sophistication and capacity • Commercial banker development program • Disciplined underwriting (7)

Commercial Diversification $3.5B as of 3/31/2018 $903M as of 3/31/2018 *Includes 1-4 Family, multifamily, Condos and Approved Land (8) **Non-Owner Occupied Commercial Real Estate divided by Total Capital

Low Cost Deposit Base Total Deposits $6.8B • Sizable demand deposit component 1Q 2018 • Valuable source of liquidity • Relationship-based approach • Expanded digital access • Growing commercial base (9)

Investment Management: Transformed Into High Growth Business CAGR +12% • Successful business model • Growing source of fee revenues • Strong feeder business from Bank • Expanding investment center locations • Adding experienced professionals • Cross-sell opportunity in acquired bank CAGR markets +7% (10)

Asset Quality: Well Managed • Disciplined underwriter • Low loss rates • High average FICOs and low average LTVs in consumer book 6bps bps 2bps 1bps 1bps 0.8 0.3 0.3 (11)

Strong Capital Position • Strong internal capital generation • No storehousing of excess capital • No external equity raising • No dividend cuts (12) * See appendix A for reconciliation

Well-Positioned for Rising Rates: Prudent Balance Sheet Management (13)

Sustaining Business Momentum Business Line Focal Points • Expand Market Presence/Recruit Seasoned Lenders • Grow Client Base • Expand Specialty Products, e.g. ABL, Leasing • Lender Development Programs • Continue to Drive Household Growth • Expand Digital Offerings • Optimize Branch Network • Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Expand COI Relationships (14) • Continue Aggressive H.E. Marketing • Scalable Resi Mortgage Origination Platform

Optimizing Retail Delivery Network Recent optimization decisions include: • Utilize specialized analytics software/location model • Shift branch distribution • Close/consolidate 3 • Open 1 • Relocate 2 • Redesign 1 • Add 4 locations from Island Bancorp acquisition • Add 3 off-site ATMs and 1 branch walk-up ATM • Replace 4 older, inefficient ATMs with new models • Convert all debit cards to EMV ready • Install cash recyclers in 4 branches for more efficient transaction (15) processing

Expanded Presence in Vibrant Greater Boston Central Bancorp $357MM Deposits 10 Branches – Nov. 2012 Investment Management and Commercial Lending Center October 2013 Newton Branch January 2018 Peoples Federal Bancshares $432MM Deposits 8 Branches – Feb. 2015 (16) Long-Term Commercial Lender in Greater Boston

Building Franchise Value Disciplined Acquisitions Slade’s Ferry Benjamin Central Mayflower Peoples Federal Bancorp Franklin Bancorp Bancorp Bancorp Bancshares Mar '08 Apr '09 Nov '12 Nov '13 Feb '15 $630mm Assets $994mm Assets $537mm Assets $243mm Assets $640 mm Assets $411mm Deposits $701mm Deposits $357mm Deposits $219mm Deposits $432mm Deposits 9 Branches 11 Branches 10 Branches 8 Branches 8 Branches Deal Value: $102.2 MM Deal Value: $84.5MM Deal Value: $52.0MM Deal Value: $40.3MM Deal Value: $141.8MM 17% Core Dep. Premium* 2% Core Dep. Premium* 8% Core Dep. Premium* 8% Core Dep. Premium* 10% Core Dep. Premium* New England Bancorp Island Bancorp Nov '16 May '17 $276 mm Assets $194 mm Assets $176mm Deposits $171mm Deposits Net 1 Branch Net 4 Branches Deal Value: $41.7MM Deal Value: $29MM 12% Core Dep. Premium* 9% Core Dep. Premium* (17) All Acquisitions Immediately Accretive *Incl. CDs <$100k Deal metrics based on closing price and actual acquired assets

Major Opportunities in Acquired Bank Markets: Capitalizing on Rockland Trust Brand Commercial Banking Investment Management • Sophisticated products • $3.5 billion AUA • Extended capacity • Wealth/Institutional • In-depth market • Strong referral network knowledge Acquired Bank Customer Bases Retail/Customer (18) • Award-winning customer service • Electronic/mobile banking • Competitive home equity products

INDB Investments Merits • High quality franchise in attractive markets • Consistent, strong financial performance • Strong organic business volumes • Growing brand recognition • Operating platform that can be leveraged further • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team (19) • Positioned to grow, build and acquire to drive long-term value creation

Appendix A The following table reconciles Book Value per share, which is a GAAP based measure to Tangible Book Value per share, which is a non-GAAP based measure. It also reconciles the ratio of Equity to Assets, which is a GAAP based measure, to Tangible Equity to Tangible Assets, a non-GAAP measure, for the dates indicated: 2015 2016 2017 1Q18 Tangible common equity Stockholders' equity (GAAP) $ 771,463 $ 864,690 $ 943,809 $ 956,059 (a) Less: Goodwill and other intangibles 212,909 231,374 241,147 240,268 Tangible common equity 558,554 633,316 702,662 715,791 (b) Tangible assets Assets (GAAP) 7,209,469 7,709,375 8,082,029 8,090,410 (c) Less: Goodwill and other intangibles 212,909 231,374 241,147 240,268 Tangible assets 6,996,560 7,478,001 7,840,882 7,850,142 (d) Common shares 26,236,352 27,005,813 27,450,190 27,512,328 (e) Common equity to assets ratio (GAAP) 10.70% 11.22% 11.68% 11.82% (a/c) Tangible common equity to tangible assets ratio 7.98% 8.47% 8.96% 9.12% (b/d) (Non-GAAP) Book Value per share (GAAP) $ 29.40 $ 32.02 $ 34.38 $ 34.75 (a/e) Tangible book value per share (Non-GAAP) $ 21.29 $ 23.45 $ 25.60 $ 26.02 (b/e) (20)

Appendix B

The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are Non-GAAP Measures as of the time periods indicated:

	2015		2016		2017		Q1 2018	
	(Dollars in thousands, except per share data)							
Net income available to common shareholders (GAAP)	$ 64,960	$ 2.50	$ 76,648	$ 2.90	$ 87,204	$ 3.19	$ 27,555	$ 1.00
Non-GAAP adjustments								
Noninterest income components								
Gain on sale of fixed income securities	(798)	(0.03)	—	—	—	—	—	—
Noninterest expense components								
Impairment on acquired facilities	109	—	—	—	—	—	—	—
Loss on extinguishment of debt	122	—	437	0.02	—	—	—	—
Loss on sale of fixed income securities	1,124	0.04	—	—	—	—	—	—
Loss on termination of derivatives	—	—	—	—	—	—	—	—
Merger and acquisition expenses	10,501	0.41	5,455	0.20	3,393	0.12	—	—
Total impact of noncore items	11,058	0.42	5,892	0.22	3,393	0.12	—	—
Less - net tax benefit associated with noncore items (1)	(4,285)	(0.16)	(2,163)	(0.08)	(1,241)	(0.05)	—	—
2017 Tax Act: revaluation of net deferrred tax assets	—	—	—	—	1,895	0.07	—	$ —
2017 Tax Act: revaluation of LIHTC investments	—	—	—	—	466	0.02	—	$ —
Total tax impact	(4,285)	(0.16)	$ (2,163)	$ (0.08)	$ 1,120	$ 0.04	—	$ —
Net operating earnings (Non-GAAP)	$ 71,733	$ 2.76	$ 80,377	$ 3.04	$ 91,717	$ 3.35	$ 27,555	$ 1.00

INDEPENDENT BANK CORP.

(21)

NASDAQ Ticker: INDB www.rocklandtrust.com Robert Cozzone – CFO & EVP Consumer and Business Banking Shareholder Relations: (781) 982-6737 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time (22) to time.